Exhibit 99.2

CONTENT 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Same Store Triple-Net Portfolio Top 10 Relationships Senior Housing - Managed Portfolio Same Store Senior Housing - Managed Portfolio Loans and Other Investments | Development Pipeline NOI Concentrations Geographic Concentrations Lease Expirations 15 INVESTMENT ACTIVITY Year-to-Date Recent 17 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 21 FINANCIAL INFORMATION Condensed Consolidated Financial Statements - Statements of Income Condensed Consolidated Financial Statements - Balance Sheets Condensed Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 26 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap 2 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

COMPANY INFORMATION SENIOR MANAGEMENT Rick Matros Harold Andrews Jr. Talya Nevo-Hacohen Chairman of the Board, President Executive Vice President, Chief Executive Vice President, Chief and Chief Executive Officer Financial Officer and Secretary Investment Officer and Treasurer BOARD OF DIRECTORS Rick Matros Michael Foster Raymond Lewis Chairman of the Board, President Lead Independent Director Director and Chief Executive Officer Craig Barbarosh Ronald Geary Jeffrey Malehorn Director Director Director Robert Ettl Lynne Katzmann Milton Walters Director Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 18500 Von Karman Avenue American Stock Transfer Suite 550 and Trust Company Irvine, CA 92612 6201 15th Avenue 888.393.8248 Brooklyn, NY 11219 sabrahealth.com 3 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

OVERVIEW Financial Metrics Dollars in thousands, except per share data Three Months Ended Nine Months Ended September 30, 2019 Revenues $ 149,834 $ 505,973 Net operating income 130,359 457,880 Cash net operating income 124,878 433,603 Diluted per share data attributable to common stockholders: EPS $ 0.12 $ 0.16 FFO 0.45 1.64 Normalized FFO 0.47 1.41 AFFO 0.46 1.63 Normalized AFFO 0.47 1.39 Dividends per common share 0.45 1.35 Capitalization and Market Facts Key Credit Metrics (2) September 30, 2019 September 30, 2019 Common shares outstanding 193.7 million Net Debt to Adjusted EBITDA 5.25x Common equity Market Capitalization $4.4 billion Including unconsolidated joint venture 5.70x Total Debt (1) $3.0 billion Interest Coverage 4.97x Total Enterprise Value (1) $7.4 billion Fixed Charge Coverage Ratio 4.72x Total Debt/Asset Value 38% Common stock closing price $22.96 Secured Debt/Asset Value 2% Common stock 52-week range $15.70 - $23.24 Unencumbered Assets/Unsecured Debt 253% Common stock ticker symbol SBRA Portfolio Dollars in thousands As of September 30, 2019 Property Count Investment Beds/Units Occupancy Percentage (3) Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing / Transitional Care 304 $ 3,711,702 33,879 82.4% Senior Housing - Leased 62 636,273 4,011 85.6 Specialty Hospitals and Other 24 635,928 1,193 72.4 Total Triple-Net Portfolio 390 4,983,903 39,083 Senior Housing - Managed 44 863,130 4,470 88.7 Consolidated Equity Investments 434 5,847,033 43,553 Unconsolidated Joint Venture Senior Housing - Managed 170 737,428 7,538 81.4 Total Equity Investments 604 6,584,461 51,091 Investment in Direct Financing Lease, net 1 23,757 Investments in Loans Receivable, gross (4) 20 63,386 Preferred Equity Investments, gross (5) 9 44,417 Includes 69 relationships in 44 U.S. states Total Investments 634 $ 6,716,021 and Canada (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. (2) See page 20 of this supplement for important information about these credit metrics. (3) Occupancy Percentage is presented for the trailing twelve month period and one quarter in arrears, except for Senior Housing - Managed, which is presented for the current period on a trailing three month basis. (4) Two of our investments in loans receivable contain purchase options on two Senior Housing developments with an aggregate of 42 beds/units. (5) Our preferred equity investments include investments in entities owning eight Senior Housing developments with an aggregate of 950 units and one Skilled Nursing/Transitional Care development with 120 beds. 4 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Triple-Net Portfolio Triple-Net Portfolio Dollars in thousands As of September 30, 2019 Skilled Nursing/ Senior Housing - Specialty Hospitals Transitional Care Leased and Other Total Number of Properties 304 62 24 390 Number of Beds/Units 33,879 4,011 1,193 39,083 Investment $ 3,711,702 $ 636,273 $ 635,928 $ 4,983,903 Triple-Net Portfolio — Coverage Statistics (1) 3Q 2019 2Q 2019 1Q 2019 4Q 2018 3Q 2018 EBITDAR Coverage Skilled Nursing/Transitional Care 1.24x 1.24x 1.25x 1.28x 1.30x Specialty Hospitals and Other 2.95x 2.89x 2.93x 2.94x 3.19x Aggregate Acute/Post Acute and Other 1.56x 1.54x 1.55x 1.58x 1.62x Senior Housing - Leased 1.07x 1.07x 1.04x 1.06x 1.07x EBITDARM Coverage Skilled Nursing/Transitional Care 1.73x 1.72x 1.73x 1.76x 1.77x Specialty Hospitals and Other 3.23x 3.18x 3.22x 3.22x 3.48x Aggregate Acute/Post Acute and Other 2.01x 1.99x 2.00x 2.03x 2.07x Senior Housing - Leased 1.25x 1.25x 1.21x 1.24x 1.24x Triple-Net Portfolio — Operating Statistics (1) Dollars in thousands 3Q 2019 2Q 2019 1Q 2019 4Q 2018 3Q 2018 Skilled Nursing/Transitional Care Number of Properties 304 304 304 335 350 Number of Units 33,879 33,879 34,049 37,628 39,848 Cash NOI $ 76,525 $ 75,703 $ 75,411 $ 77,373 $ 91,533 Occupancy 82.4% 82.6% 82.5% 82.8% 82.6% Skilled Mix 38.7% 39.5% 39.2% 39.4% 39.1% Senior Housing - Leased Number of Properties 62 62 88 90 91 Number of Units 4,011 4,011 7,147 7,332 7,309 Cash NOI $ 10,244 $ 11,246 $ 21,948 $ 21,875 $ 21,741 Occupancy 85.6% 85.3% 86.6% 86.7% 85.7% Specialty Hospitals and Other Number of Properties 24 22 22 22 22 Number of Beds 1,193 1,085 1,085 1,085 1,085 Cash NOI $ 12,798 $ 12,796 $ 12,608 $ 12,177 $ 12,100 Occupancy 72.4% 74.0% 75.5% 76.7% 77.7% (1) EBITDAR Coverage and EBITDARM Coverage (collectively, “Coverage Statistics”) and Occupancy Percentage and Skilled Mix (collectively, “Operating Statistics”) for each period presented include only facilities owned by the Company as of the end of the period presented for the duration that such facilities were classified as Stabilized Facilities. Coverage Statistics and Operating Statistics are only included in periods subsequent to our acquisition except for (i) the legacy CCP tenants, which are presented as if these real estate investments were owned by Sabra during the entire period presented and reflect the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP and (ii) Coverage Statistics for the North American Healthcare portfolio are presented on a trailing twelve month basis and consist of the Coverage Statistics for facilities owned by Sabra in periods subsequent to our acquisition and underwritten stabilized Coverage Statistics for periods preceding our acquisition. In addition, Coverage Statistics and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears. As such, Coverage Statistics and Operating Statistics exclude assets acquired after June 30, 2019. 5 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Same Store Triple-Net Portfolio Same Store Triple-Net Portfolio (1) Dollars in thousands Number of Properties Number of Beds/Units Cash NOI 3Q 2019 2Q 2019 3Q 2019 2Q 2019 3Q 2019 2Q 2019 Skilled Nursing/Transitional Care 304 304 33,879 33,879 $ 75,823 $ 75,582 Senior Housing - Leased 62 62 4,011 4,011 $ 10,244 $ 10,932 Specialty Hospitals and Other 22 22 1,085 1,085 $ 12,531 $ 12,451 Same Store Triple-Net Portfolio — Coverage Statistics (2) EBITDAR Coverage EBITDARM Coverage 3Q 2019 2Q 2019 3Q 2019 2Q 2019 Skilled Nursing/Transitional Care 1.26x 1.27x 1.74x 1.76x Specialty Hospitals and Other 2.95x 2.89x 3.23x 3.18x Aggregate Acute/Post Acute and Other 1.59x 1.59x 2.03x 2.03x Senior Housing - Leased 1.15x 1.15x 1.33x 1.33x Same Store Triple-Net Portfolio — Operating Statistics (2) Occupancy Skilled Mix 3Q 2019 2Q 2019 3Q 2019 2Q 2019 Skilled Nursing/Transitional Care 83.1% 83.0% 38.8% 39.4% Senior Housing - Leased 86.4% 86.1% NA NA Specialty Hospitals and Other 72.4% 74.0% NA NA (1) Same store triple-net portfolio includes all facilities owned for the full period in both comparison periods. (2) Same store Coverage Statistics and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears for Stabilized Facilities owned for the full period in all comparison periods and reflect the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP. 6 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Top 10 Relationships Top 10 Relationships As of September 30, 2019 Twelve Months Ended Number of Sabra % of Annualized September 30, 2019 June 30, 2019 Tenant Primary Facility Type Properties (1) Cash NOI Lease Coverage (2) Lease Coverage (2) Enlivant Assisted Living 181 9.7% NA NA Avamere Family of Companies (3) Skilled Nursing 29 8.1% 1.11x 1.22x North American Healthcare Skilled Nursing 24 7.0% 1.10x 1.07x Signature Healthcare Skilled Nursing 44 7.0% 1.19x 1.23x Cadia Healthcare (4) Skilled Nursing 9 6.8% 1.42x 1.46x Signature Behavioral (5) Behavioral Hospitals 6 6.2% 1.43x 1.45x Holiday AL Holdings LP Independent Living 21 5.6% NA NA Genesis Healthcare, Inc. (3) Skilled Nursing 11 4.6% 1.19x 1.21x Healthmark Group (6) Skilled Nursing 18 3.3% 1.14x 1.17x The McGuire Group Skilled Nursing 7 3.0% 1.66x 1.74x 350 61.3% (1) Consists of properties directly owned by us and properties owned through our joint venture with Enlivant. (2) Lease Coverage for tenants is defined as the EBITDAR Coverage for Stabilized Facilities operated by the applicable tenant, unless there is a corporate guarantee and the guarantor level fixed charge coverage is a more meaningful indicator of the tenant’s ability to make rent payments. Lease Coverage is presented one quarter in arrears. (3) Lease Coverage reflects guarantor level fixed charge coverage for these relationships. (4) Lease Coverage reflects EBITDAR Coverage for four Stabilized Facilities and excludes five pre-stabilized facilities that were transitioned to Cadia representing 4.6% of Annualized Cash NOI. (5) Lease Coverage reflects EBITDAR Coverage for five Stabilized Facilities and excludes one pre-stabilized facility representing 0.8% of Annualized Cash NOI. (6) Lease Coverage reflects EBITDAR Coverage for 13 Stabilized Facilities and excludes five pre-stabilized facilities that were transitioned to Healthmark Group representing 0.9% of Annualized Cash NOI. 7 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Senior Housing - Managed Portfolio Senior Housing - Managed Portfolio by Operator (1) Dollars in thousands, except REVPOR 3Q 2019 3Q 2018 Enlivant Sabra’s Share of Unconsolidated JV (2) Wholly-Owned Total Enlivant Holiday Sienna Other Total Total Property Type AL AL AL IL IL AL AL / IL AL / IL Number of Properties 170 11 181 21 8 4 214 196 Number of Units 7,538 631 8,169 2,867 756 216 12,008 9,364 Investment (3) $ 737,428 $ 127,073 $ 864,501 $ 555,559 $ 126,208 $ 54,290 $ 1,600,558 $ 1,044,717 Capital Expenditures: (3) Recurring $ 1,064 $ 217 $ 1,281 $ 917 $ 154 $ 39 $ 2,391 $ 1,551 Non-recurring $ 1,164 $ — $ 1,164 $ 41 $ 69 $ 63 $ 1,337 $ 570 Revenues $ 37,908 $ 9,289 $ 47,197 $ 18,930 $ 5,078 $ 3,108 $ 74,313 $ 54,275 Cash NOI $ 10,115 $ 2,666 $ 12,781 $ 7,284 $ 2,029 $ 447 $ 22,541 $ 13,518 Cash NOI Margin % 26.7% 28.7% 27.1% 38.5% 40.0% 14.4% 30.3% 24.9% REVPOR $ 4,307 $ 5,526 $ 4,510 $ 2,483 $ 2,261 $ 5,924 $ 3,523 $ 3,830 Occupancy 81.4% 88.8% 82.6% 88.6% 89.8% 84.7% 85.5% 84.7% Senior Housing - Managed Portfolio — Wholly-Owned (1) Dollars in thousands, except REVPOR 3Q 2019 2Q 2019 1Q 2019 4Q 2018 3Q 2018 Number of Properties 44 44 23 23 24 Number of Units 4,470 4,470 1,603 1,603 1,712 Capital Expenditures: (3) Recurring $ 1,327 $ 751 $ 256 $ 611 $ 499 Non-recurring $ 173 $ 362 $ 147 $ 245 $ 292 Revenues $ 36,405 $ 36,153 $ 17,104 $ 17,715 $ 17,335 Cash NOI $ 12,426 $ 11,861 $ 5,036 $ 5,197 $ 4,771 Cash NOI Margin % 34.1% 32.8% 29.4% 29.3% 27.5% REVPOR - AL $ 5,590 $ 5,519 $ 5,441 $ 5,535 $ 4,660 REVPOR - IL $ 2,433 $ 2,405 $ 2,218 $ 2,195 $ 2,173 Occupancy 88.7% 89.2% 89.8% 91.5% 91.5% Senior Housing - Managed Portfolio — Sabra’s Share of Unconsolidated JV (1)(2) Dollars in thousands, except REVPOR 3Q 2019 2Q 2019 1Q 2019 4Q 2018 3Q 2018 Number of Properties 170 170 172 172 172 Number of Units 7,538 7,538 7,652 7,652 7,652 Capital Expenditures: Recurring $ 1,064 $ 888 $ 602 $ 1,287 $ 1,052 Non-recurring $ 1,164 $ 1,336 $ 579 $ 591 $ 278 Revenues $ 37,908 $ 37,755 $ 38,003 $ 38,820 $ 36,940 Cash NOI $ 10,115 $ 9,361 $ 9,829 $ 9,918 $ 8,747 Cash NOI Margin % 26.7% 24.8% 25.9% 25.5% 23.7% REVPOR (all AL) $ 4,307 $ 4,272 $ 4,159 $ 4,230 $ 4,017 Occupancy 81.4% 81.8% 81.2% 81.7% 81.8% (1) REVPOR and Occupancy Percentage include only facilities owned by the Company as of the end of the period presented for the duration that such facilities were classified as Stabilized Facilities and are presented for the three months ended at the end of the respective period. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. (2) Reflects Sabra’s 49% pro rata share of applicable amounts related to its unconsolidated joint venture with Enlivant. (3) Balances related to properties in Canada are based on the exchange rate as of the end of the period presented. The exchange rate as of September 30, 2019 was $0.7552 per CAD $1.00. 8 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Same Store Senior Housing - Managed Portfolio Same Store Senior Housing - Managed Portfolio — Wholly-Owned (1) Dollars in thousands, except REVPOR 3Q 2019 2Q 2019 1Q 2019 4Q 2018 3Q 2018 Number of Properties 23 23 23 23 23 Revenues $ 17,475 $ 17,296 $ 17,104 $ 17,574 $ 16,889 Cash NOI $ 5,143 $ 4,910 $ 5,036 $ 5,170 $ 4,690 Cash NOI Margin % 29.4% 28.4% 29.4% 29.4% 27.8% REVPOR - AL $ 5,590 $ 5,519 $ 5,441 $ 5,535 $ 5,127 REVPOR - IL $ 2,261 $ 2,220 $ 2,218 $ 2,195 $ 2,173 Occupancy 88.9% 89.3% 89.8% 91.5% 91.6% Same Store Senior Housing - Managed Portfolio — Sabra’s Share of Unconsolidated JV (1)(2) Dollars in thousands, except REVPOR 3Q 2019 2Q 2019 1Q 2019 4Q 2018 3Q 2018 Number of Properties 170 170 170 170 170 Revenues $ 37,908 $ 37,717 $ 37,768 $ 38,563 $ 36,707 Cash NOI $ 10,115 $ 9,381 $ 9,835 $ 9,952 $ 8,771 Cash NOI Margin % 26.7% 24.9% 26.0% 25.8% 23.9% REVPOR (all AL) $ 4,307 $ 4,272 $ 4,171 $ 4,243 $ 4,029 Occupancy 81.4% 81.8% 81.7% 82.1% 82.3% (1) Same store Senior Housing - Managed portfolio includes all facilities owned for the full period in all comparison periods. Same store REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period for Stabilized Facilities owned for the full period in all comparison periods. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. (2) Reflects Sabra’s 49% pro rata share of applicable amounts related to its unconsolidated joint venture with Enlivant. 9 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Loans and Other Investments | Development Pipeline Loans Receivable and Other Investments Dollars in thousands As of September 30, 2019 Weighted Weighted Average Average Interest Income Three Number of Contractual Annualized Effective Months Ended Loan Type Loans Property Type Principal Balance Book Value Interest Rate Interest Rate September 30, 2019 (1) Maturity Date Mortgage 1 Specialty Hospital $ 19,000 $ 19,000 10.0% 10.0% $ 486 01/31/27 10/14/19- Construction 2 Senior Housing 5,884 5,935 8.0% 7.7% 117 09/30/22 09/23/19- Other 17 Multiple 43,602 39,673 6.7% 7.1% 692 08/31/28 20 68,486 64,608 7.7% 8.0% $ 1,295 Loan loss reserve — (783) $ 68,486 $ 63,825 Other Income Number of Total Funding Total Amount Three Months Ended Other Investment Type Investments Property Type Commitments Funded Book Value Rate of Return September 30, 2019 (1) Skilled Nursing / Preferred Equity 9 Senior Housing $ 35,192 $ 35,192 $ 44,417 12.0% $ 1,299 Proprietary Development Pipeline (2) Dollars in thousands As of September 30, 2019 Estimated Real Estate Value Investment Type Property Type Investment Amount (3) Upon Completion Skilled Skilled Skilled Weighted Nursing/ Nursing/ Nursing/ Average Certificate of Preferred Transitional Senior Transitional Senior Transitional Senior Initial Cash Occupancy State Loan Equity Care Housing Care Housing Care Housing Lease Yield Timing (4) Q1 2017- Indiana — 3 — 3 $ — $ 18,609 $ — $ 97,000 7.4% Q3 2017 Kentucky — 1 — 1 — 2,616 — 25,000 7.4% Q4 2015 Q1 2018- Ohio — 2 — 2 — 11,826 — 68,000 7.3% Q4 2019 Q3 2015- Texas 1 2 1 2 3,606 8,579 14,475 28,400 8.1% Q4 2019 1 8 1 8 $ 3,606 $ 41,630 $ 14,475 $ 218,400 7.5% (1) Includes income related to loans receivable and other investments held as of September 30, 2019. (2) Includes projects invested in or committed to as of September 30, 2019. (3) Investment amount excludes accrued and unpaid interest receivable. (4) Certificate of occupancy timing represents the period in which the certificate of occupancy has been received for a development project where construction has been completed or when the certificate of occupancy is expected to be received for a development project that is currently under construction. 10 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO NOI Concentrations (1) As of September 30, 2019 RELATIONSHIP CONCENTRATION Enlivant: 9.7% Avamere Family of Companies: 8.1% North American Healthcare: 7.0% Signature Healthcare: 7.0% Other: 61.4% Cadia Healthcare: 6.8% ASSET CLASS CONCENTRATION Senior Housing - Managed: 17.2% Senior Housing - Leased: 9.7% Skilled Nursing/ Transitional Specialty Hospital Care: 61.2% and Other: 9.8% Interest and Other Income: 2.1% PAYOR SOURCE CONCENTRATION (2) Private Pay: 42.1% Non-Private: 57.9% (1) Concentrations are calculated using Annualized Cash NOI. Relationship and asset class concentrations use Annualized Cash NOI for real estate investments, investments in loans receivable and other investments, and investment in unconsolidated joint venture. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant and borrower revenue presented one quarter in arrears. 11 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Geographic Concentrations Property Type As of September 30, 2019 Unconsolidated JV Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals % of Consolidated Senior Housing - Location Transitional Care Leased Managed and Other Consolidated Total Total Managed Total % of Total Texas 41 9 4 14 68 15.7% 29 97 16.1% Indiana 14 1 — 1 16 3.7 21 37 6.1 Washington 15 1 1 — 17 3.9 17 34 5.6 Oregon 16 4 — — 20 4.6 11 31 5.1 California 24 — 1 4 29 6.7 — 29 4.8 Kentucky 24 — — 2 26 6.0 1 27 4.5 Wisconsin 9 3 3 — 15 3.5 10 25 4.1 Ohio 6 1 — — 7 1.6 15 22 3.6 Pennsylvania 3 — 5 — 8 1.8 11 19 3.2 Massachusetts 18 — — — 18 4.1 — 18 3.0 Other (34 states & Canada) 134 43 30 3 210 48.4 55 265 43.9 Total 304 62 44 24 434 100.0% 170 604 100.0% % of Consolidated Total 70.1% 14.3% 10.1% 5.5% 100.0% % of Total 50.3% 10.3% 7.3% 4.0% 71.9% 28.1% 100.0% Distribution of Beds/Units As of September 30, 2019 Property Type Unconsolidated JV Total Number Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals % of Consolidated Senior Housing - Location of Properties Transitional Care Leased Managed and Other Consolidated Total Total Managed Total % of Total Texas 97 4,816 577 653 366 6,412 14.7% 1,122 7,534 14.7% Kentucky 27 2,598 — — 100 2,698 6.2 55 2,753 5.4 Indiana 37 1,547 140 — 48 1,735 4.0 963 2,698 5.3 Washington 34 1,658 52 113 — 1,823 4.2 725 2,548 5.0 California 29 2,058 — 102 340 2,500 5.7 — 2,500 4.9 Oregon 31 1,520 377 — — 1,897 4.4 399 2,296 4.5 Massachusetts 18 2,209 — — — 2,209 5.1 — 2,209 4.3 Wisconsin 25 788 113 219 — 1,120 2.6 665 1,785 3.5 North Carolina 15 1,454 — 237 — 1,691 3.9 — 1,691 3.3 New York 10 1,566 — 105 — 1,671 3.8 — 1,671 3.3 Other (34 states & Canada) 281 13,665 2,752 3,041 339 19,797 45.4 3,609 23,406 45.8 Total 604 33,879 4,011 4,470 1,193 43,553 100.0% 7,538 51,091 100.0% % of Consolidated Total 77.8% 9.2% 10.3% 2.7% 100.0% % of Total 66.3% 7.9% 8.7% 2.3% 85.2% 14.8% 100.0% 12 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Geographic Concentrations Continued Investment (1) Dollars in thousands As of September 30, 2019 Property Type Total Number Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals Location of Properties Transitional Care Leased Managed and Other Total % of Total Texas 68 $ 385,987 $ 81,305 $ 142,871 $ 196,098 $ 806,261 13.8% California 29 435,612 — 36,327 224,761 696,700 11.9 Oregon 20 264,892 86,733 — — 351,625 6.0 Maryland 9 321,653 6,647 — — 328,300 5.6 New York 10 297,326 — 19,933 — 317,259 5.4 Kentucky 26 228,773 — — 39,696 268,469 4.6 Washington 17 188,548 10,686 27,593 — 226,827 3.9 Indiana 16 174,427 26,161 — 5,310 205,898 3.5 Arizona 8 31,977 10,348 37,850 121,757 201,932 3.5 North Carolina 15 123,462 — 68,222 — 191,684 3.3 Other (31 states & Canada) (2) 216 1,259,045 414,393 530,334 48,306 2,252,078 38.5 Total 434 $ 3,711,702 $ 636,273 $ 863,130 $ 635,928 $ 5,847,033 100.0% % of Total investment 63.5% 10.9% 14.7% 10.9% 100.0% (1) Excludes our unconsolidated joint venture. (2) Investment balance in Canada is based on the exchange rate as of September 30, 2019 of $0.7552 per CAD $1.00. 13 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

PORTFOLIO Lease Expirations Lease Expirations (1) Dollars in thousands Skilled Nursing/ Senior Housing - Specialty Hospitals Total Annualized As of September 30, 2019 Transitional Care Leased and Other Revenues % of Total 2019 $ — $ — $ — $ — —% 2020 (2) 20,067 — 1,217 21,284 5.0% 2021 4,465 1,134 — 5,599 1.3% 2022 24,121 7,522 3,965 35,608 8.4% 2023 8,851 — — 8,851 2.1% 2024 32,356 4,417 — 36,773 8.7% 2025 4,783 7,842 — 12,625 3.0% 2026 22,872 585 — 23,457 5.5% 2027 38,469 1,425 32,727 72,621 17.2% 2028 14,729 7,483 3,805 26,017 6.2% Thereafter 150,536 20,270 9,744 180,550 42.6% Total Annualized Revenues $ 321,249 $ 50,678 $ 51,458 $ 423,385 100.0% (1) Excludes (i) Senior Housing - Managed communities, (ii) four non-operational Skilled Nursing/Transitional Care facilities and (iii) one Skilled Nursing/Transitional Care facility with a month-to-month lease. Annualized Revenues are net of repositioning reserves, if applicable. (2) 2020 lease expirations include (i) $7.7 million in Q1, $5.7 million in Q2, $1.0 million in Q3 and $5.7 million in Q4 (on December 31, 2020) of Skilled Nursing/Transitional Care lease expirations and (ii) $1.2 million in Q4 of Specialty Hospitals and Other lease expirations. 14 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

INVESTMENT ACTIVITY Year-to-Date Investment Activity Dollars in thousands Initial Number of 2019 Amounts Rate of Return/Initial Location Investment Date Property Type Properties Beds/Units Invested (1) Cash Yield Real Estate Landmark Portfolio 07/24/19 & Specialty Hospitals 2 108 $ 14,827 9.00% 08/21/19 and Other Additions to Real Estate (2) Various Multiple NA NA 12,165 7.72% Total Real Estate Investments 26,992 8.42% Loans Receivable Montecito Promissory Note (3) 09/23/16 Senior Housing 1 NA 75 9.25% River Vista Mortgage Loan (3) 08/17/17 Specialty Hospitals 1 NA 423 10.00% and Other Arlington Construction Loan (3) 09/07/17 Senior Housing 1 27 1,266 8.00% Signature Working Capital Loan (3) 05/07/18 Skilled Nursing/ NA NA 3,000 7.00% Transitional Care Wye Oak Working Capital Loan (3) 12/19/18 Skilled Nursing/ NA NA 4,583 7.00% Transitional Care Avista Working Capital Loan 08/22/19 Senior Housing NA NA 55 8.00% Total Loans Receivable 9,402 7.29% All Investments $ 36,394 8.13% (1) Excludes capitalized acquisition costs and origination fees. (2) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio. (3) Initial investment occurred prior to 2019. Amounts invested reflect incremental fundings during the 2019 calendar year to date. 15 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

INVESTMENT ACTIVITY Recent LANDMARK PORTFOLIO Investment Date Beds/Units July 24 and August 21, 2019 108 Investment Amount (1) Property Type $15.0 million Specialty Hospitals and Other Investment Type Annualized GAAP Income Real Estate $1.5 million Number of Properties Initial Cash Yield 2 9.00% Location Indiana and Kentucky (1) Includes capitalized acquisition costs. 16 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

CAPITALIZATION Overview Debt Dollars in thousands Sabra's Share of As of September 30, 2019 Consolidated Debt Unconsolidated JV Debt Total Debt Secured debt $ 115,370 $ 375,960 $ 491,330 Revolving credit facility (1) 200,000 — 200,000 Term loans 1,194,400 — 1,194,400 Senior unsecured notes (1) 1,100,000 — 1,100,000 Total Debt 2,609,770 375,960 2,985,730 Deferred financing costs and premiums/discounts, net (6,659) (4,739) (11,398) Total Debt, Net $ 2,603,111 $ 371,221 $ 2,974,332 Revolving Credit Facility Dollars in thousands As of September 30, 2019 Credit facility availability (1) $ 800,000 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of September 30, 2019 Shares Outstanding Price Value Common stock 193,696,901 $ 22.96 $ 4,447,281 Consolidated Debt 2,609,770 Cash and cash equivalents (29,431) Consolidated Enterprise Value 7,027,620 Sabra’s share of unconsolidated joint venture debt 375,960 Sabra’s share of unconsolidated joint venture cash and cash equivalents (5,697) Total Enterprise Value $ 7,397,883 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended September 30, 2019 Nine Months Ended September 30, 2019 EPS, FFO and Normalized FFO AFFO and Normalized AFFO EPS, FFO and Normalized FFO AFFO and Normalized AFFO Common stock 190,617,160 190,617,160 183,547,540 183,547,540 Common equivalents 33,240 33,240 30,714 30,714 Basic common and common equivalents 190,650,400 190,650,400 183,578,254 183,578,254 Dilutive securities: Restricted stock and units 1,301,989 1,939,920 1,120,157 1,902,420 Diluted common and common equivalents 191,952,389 192,590,320 184,698,411 185,480,674 (1) Subsequent to September 30, 2019, we issued $350.0 million of 3.90% senior unsecured notes due 2029 and used the net proceeds to redeem $200.0 million of 5.375% senior unsecured notes due 2023 and repay amounts outstanding under the revolving credit facility. 17 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average As of September 30, 2019 Principal Interest Rate (1) % of Total Fixed Rate Debt Secured debt $ 115,370 3.67% 3.8% Unsecured senior notes (2) 1,100,000 5.11% 36.8% Total fixed rate debt 1,215,370 4.97% 40.6% Variable Rate Debt (3) Revolving credit facility (2) 200,000 3.17% 6.7% Term loans 1,194,400 2.63% 40.1% Sabra’s share of unconsolidated joint venture variable rate debt 375,960 4.56% 12.6% Total variable rate debt 1,770,360 3.10% 59.4% Total Debt $ 2,985,730 3.86% 100.0% Secured | Unsecured Debt Dollars in thousands Weighted Average As of September 30, 2019 Principal Interest Rate (1) % of Total Secured Debt Secured debt $ 115,370 3.67% 3.9% Sabra’s share of unconsolidated joint venture secured debt 375,960 4.56% 12.6% Total secured debt 491,330 4.35% 16.5% Unsecured Debt Unsecured senior notes (2) 1,100,000 5.11% 36.8% Revolving credit facility (2) 200,000 3.17% 6.7% Term loans 1,194,400 2.63% 40.0% Total unsecured debt 2,494,400 3.77% 83.5% Total Debt $ 2,985,730 3.86% 100.0% (1) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements. (2) Subsequent to September 30, 2019, we issued $350.0 million of 3.90% senior unsecured notes due 2029 and used the net proceeds to redeem $200.0 million of 5.375% senior unsecured notes due 2023 and repay amounts outstanding under the revolving credit facility. (3) Term loans include $845.0 million subject to swap agreements that fix LIBOR at a weighted average rate of 1.19%, and $68.0 million (CAD $90.0 million) and $26.4 million (CAD $35.0 million) subject to swap agreements that fix CDOR at 1.59% and 0.93%, respectively. Excluding these amounts, variable rate debt was 27.8% of Total Debt as of September 30, 2019. Additionally, unconsolidated joint venture debt includes $368.4 million subject to interest rate cap agreements that cap LIBOR at a weighted average rate of 2.89%. 18 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

CAPITALIZATION Debt Maturity Debt Maturity Schedule (1) Sabra's Share of Dollars in thousands Secured Debt Unsecured Senior Notes Term Loans Revolving Credit Facility Consolidated Debt Unconsolidated JV Debt Total Debt As of September 30, 2019 Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) 10/1/19 - 12/31/19 $ 869 3.31% $ — — $ — — $ — — $ 869 3.31% $ — — $ 869 3.31% 2020 3,545 3.32% — — — — — — 3,545 3.32% 3,505 4.54% 7,050 3.92% 2021 18,573 3.32% — — — — — — 18,573 3.32% 12,156 4.54% 30,729 3.80% 2022 3,185 3.27% — — 250,000 3.27% — — 253,185 3.27% 6,230 4.53% 259,415 3.30% 2023 3,282 3.27% 200,000 5.38%   (3) 350,000 3.27% 200,000 3.17%   (3) 753,282 3.80% 6,609 4.53% 759,891 3.81% 2024 3,384 3.28% 300,000 4.80% 594,400 3.26% — — 897,784 3.77% 6,660 4.53% 904,444 3.78% 2025 3,488 3.29% — — — — — — 3,488 3.29% 188,866 4.53% 192,354 4.51% 2026 3,596 3.31% 500,000 5.13% — — — — 503,596 5.11% 81,497 4.73% 585,093 5.06% 2027 3,707 3.32% 100,000 5.38% — — — — 103,707 5.31% 70,437 4.45% 174,144 4.96% 2028 3,822 3.33% — — — — — — 3,822 3.33% — — 3,822 3.33% Thereafter 67,919 3.54% — — — — — — 67,919 3.54% — — 67,919 3.54% Total Debt 115,370 1,100,000 1,194,400 200,000 2,609,770 375,960 2,985,730 Premium, net — 13,188 — — 13,188 — 13,188 Deferred financing costs, net (1,726) (6,704) (11,417) — (19,847) (4,739) (24,586) Total Debt, Net $ 113,644 $ 1,106,484 $ 1,182,983 $ 200,000 $ 2,603,111 $ 371,221 $ 2,974,332 Wtd. avg. maturity/years 21.4 5.8 4.2 3.9 5.6 6.0 5.7 Wtd. avg. interest rate (4) 3.67% 5.11% 2.63% 3.17% 3.78% 4.56% 3.86% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (3) Subsequent to September 30, 2019, we issued $350.0 million of 3.90% senior unsecured notes due 2029 and used the net proceeds to redeem $200.0 million of 5.375% senior unsecured notes due 2023 and repay amounts outstanding under the revolving credit facility. (4) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements. 19 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

CAPITALIZATION Credit Metrics and Ratings Key Credit Metrics (1) December 31, 2018 September 30, 2019 Net Debt to Adjusted EBITDA (2)(3) 5.75x 5.25x Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture (2)(3) 6.12x 5.70x Interest Coverage (2) 4.18x 4.97x Fixed Charge Coverage Ratio (2) 4.05x 4.72x Total Debt/Asset Value 43% 38% Secured Debt/Asset Value 2% 2% Unencumbered Assets/Unsecured Debt 218% 253% Cost of Permanent Debt (4) 4.28% 3.91% Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Negative outlook) BBB- Moody's (Stable outlook) Ba1 (1) Key credit statistics (except net debt to adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes. (2) Based on the trailing twelve month period ended as of the date indicated. (3) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See “Reconciliations of Non-GAAP Financial Measures” on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information. (4) Excludes revolving credit facility balance that had an interest rate of 3.17% and 3.75% as of September 30, 2019 and December 31, 2018, respectively. 20 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Statements of Income Dollars in thousands, except per share data Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Revenues: Rental and related revenues $ 110,104 $ 130,467 $ 339,291 $ 418,951 Interest and other income 3,325 3,932 77,145 12,823 Resident fees and services 36,405 17,403 89,537 52,426 Total revenues 149,834 151,802 505,973 484,200 Expenses: Depreciation and amortization 43,092 48,468 137,517 143,301 Interest 29,255 37,305 99,181 109,880 Triple-net portfolio operating expenses 5,611 — 17,140 — Senior housing - managed portfolio operating expenses 23,979 12,611 60,258 37,034 General and administrative 8,709 8,173 24,952 25,753 Provision for doubtful accounts, straight-line rental income and loan losses 57 8,910 1,457 9,449 Impairment of real estate 13,966 — 119,102 1,413 Total expenses 124,669 115,467 459,607 326,830 Other income (expense): Loss on extinguishment of debt (644) — (10,763) — Other income 215 1,336 385 4,156 Net (loss) gain on sales of real estate (19) 14 1,216 142,445 Total other income (expense) (448) 1,350 (9,162) 146,601 Income before loss from unconsolidated joint venture and income tax expense 24,717 37,685 37,204 303,971 Loss from unconsolidated joint venture (605) (1,725) (5,635) (3,626) Income tax expense (826) (732) (2,292) (1,847) Net income 23,286 35,228 29,277 298,498 Net income attributable to noncontrolling interests (4) (10) (22) (22) Net income attributable to Sabra Health Care REIT, Inc. 23,282 35,218 29,255 298,476 Preferred stock dividends — — — (9,768) Net income attributable to common stockholders $ 23,282 $ 35,218 $ 29,255 $ 288,708 Net income attributable to common stockholders, per: Basic common share $ 0.12 $ 0.20 $ 0.16 $ 1.62 Diluted common share $ 0.12 $ 0.20 $ 0.16 $ 1.62 Weighted-average number of common shares outstanding, basic 190,650,400 178,317,769 183,578,254 178,309,127 Weighted-average number of common shares outstanding, diluted 191,952,389 178,941,213 184,698,411 178,729,853 21 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Balance Sheets Dollars in thousands, except per share data September 30, 2019 December 31, 2018 (unaudited) Assets Real estate investments, net of accumulated depreciation of $502,777 and $402,338 as of September 30, 2019 and December 31, 2018, respectively $ 5,344,997 $ 5,853,545 Loans receivable and other investments, net 108,242 113,722 Investment in unconsolidated joint venture 324,324 340,120 Cash and cash equivalents 29,431 50,230 Restricted cash 10,231 9,428 Lease intangible assets, net 104,977 131,097 Accounts receivable, prepaid expenses and other assets, net 145,801 167,161 Total assets $ 6,068,003 $ 6,665,303 Liabilities Secured debt, net $ 113,644 $ 115,679 Revolving credit facility 200,000 624,000 Term loans, net 1,182,983 1,184,930 Senior unsecured notes, net 1,106,484 1,307,394 Accounts payable and accrued liabilities 109,401 94,827 Lease intangible liabilities, net 73,074 83,726 Total liabilities 2,785,586 3,410,556 Equity Common stock, $.01 par value; 250,000,000 shares authorized, 193,696,901 and 178,306,528 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively 1,937 1,783 Additional paid-in capital 3,823,584 3,507,925 Cumulative distributions in excess of net income (523,709) (271,595) Accumulated other comprehensive (loss) income (19,395) 12,301 Total Sabra Health Care REIT, Inc. stockholders’ equity 3,282,417 3,250,414 Noncontrolling interests — 4,333 Total equity 3,282,417 3,254,747 Total liabilities and equity $ 6,068,003 $ 6,665,303 22 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Statements of Cash Flows Dollars in thousands Nine Months Ended September 30, 2019 2018 Cash flows from operating activities: Net income $ 29,277 $ 298,498 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 137,517 143,301 Amortization of above and below market lease intangibles, net 1,102 4,193 Non-cash interest income adjustments (1,680) (1,722) Non-cash interest expense 7,846 7,548 Stock-based compensation expense 8,829 6,275 Non-cash lease termination income (9,725) — Loss on extinguishment of debt 10,763 — Straight-line rental income adjustments (14,067) (34,404) Provision for doubtful accounts, straight-line rental income and loan losses 1,457 9,449 Net gain on sales of real estate (1,216) (142,445) Impairment of real estate 119,102 1,413 Loss from unconsolidated joint venture 5,635 3,626 Distributions of earnings from unconsolidated joint venture 10,162 6,494 Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (7,252) (4,031) Accounts payable and accrued liabilities (20,769) (15,171) Net cash provided by operating activities 276,981 283,024 Cash flows from investing activities: Acquisition of real estate (14,977) (239,001) Origination and fundings of loans receivable (9,441) (41,448) Origination and fundings of preferred equity investments — (5,285) Additions to real estate (15,985) (21,695) Repayments of loans receivable 13,761 48,282 Repayments of preferred equity investments 3,672 6,491 Investment in unconsolidated joint venture — (354,461) Net proceeds from the sales of real estate 321,715 290,864 Buyout of noncontrolling interests (200) — Net cash provided by (used in) investing activities 298,545 (316,253) Cash flows from financing activities: Net repayments of revolving credit facility (424,000) (22,000) Proceeds from issuance of senior unsecured notes 297,039 — Principal payments on senior unsecured notes (500,000) — Principal payments on secured debt (2,566) (3,202) Payments of deferred financing costs (14,001) (12) Payments related to extinguishment of debt (6,897) — Distributions to noncontrolling interests (116) (107) Preferred stock redemption — (143,750) Issuance of common stock, net 302,030 (499) Dividends paid on common and preferred stock (247,222) (244,978) Net cash used in financing activities (595,733) (414,548) Net decrease in cash, cash equivalents and restricted cash (20,207) (447,777) Effect of foreign currency translation on cash, cash equivalents and restricted cash 211 (156) Cash, cash equivalents and restricted cash, beginning of period 59,658 587,449 Cash, cash equivalents and restricted cash, end of period $ 39,662 $ 139,516 Supplemental disclosure of cash flow information: Interest paid $ 100,230 $ 111,519 23 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Net income attributable to common stockholders $ 23,282 $ 35,218 $ 29,255 $ 288,708 Add: Depreciation and amortization of real estate assets 43,092 48,468 137,517 143,301 Depreciation and amortization of real estate assets related to noncontrolling interests (14) (39) (93) (119) Depreciation and amortization of real estate assets related to unconsolidated joint venture 5,439 5,214 16,102 15,929 Net loss (gain) on sales of real estate 19 (14) (1,216) (142,445) Net loss on sales of real estate related to unconsolidated joint venture — — 1,690 — Impairment of real estate 13,966 — 119,102 1,413 FFO attributable to common stockholders $ 85,784 $ 88,847 $ 302,357 $ 306,787 Lease termination income — — (66,948) — Loss on extinguishment of debt 644 — 10,763 — Provision for doubtful accounts and loan losses, net 57 10,860 1,457 5,568 Other normalizing items (1) 3,623 6,810 12,542 11,122 Normalized FFO attributable to common stockholders $ 90,108 $ 106,517 $ 260,171 $ 323,477 FFO attributable to common stockholders $ 85,784 $ 88,847 $ 302,357 $ 306,787 Merger and acquisition costs 130 151 192 593 Stock-based compensation expense 3,259 2,436 8,829 6,275 Straight-line rental income adjustments (3,357) (10,652) (14,067) (34,404) Amortization of above and below market lease intangibles, net (1,601) 5,561 1,102 4,193 Non-cash interest income adjustments (555) (548) (1,680) (1,722) Non-cash interest expense 2,523 2,551 7,846 7,548 Non-cash portion of loss on extinguishment of debt 642 — 3,866 — Provision for doubtful straight-line rental income, loan losses and other reserves 57 8,801 1,457 11,293 Non-cash lease termination income — — (9,725) — Other non-cash adjustments related to unconsolidated joint venture 777 118 2,923 1,132 Other non-cash adjustments (3) 25 95 55 AFFO attributable to common stockholders $ 87,656 $ 97,290 $ 303,195 $ 301,750 Cash portion of lease termination income — — (57,223) — Cash portion of loss on extinguishment of debt 2 — 6,897 — Provision for (recovery of) doubtful cash income — 108 — (2,160) Other normalizing items (1) 2,050 466 5,067 4,372 Normalized AFFO attributable to common stockholders $ 89,708 $ 97,864 $ 257,936 $ 303,962 Amounts per diluted common share attributable to common stockholders: Net income $ 0.12 $ 0.20 $ 0.16 $ 1.62 FFO $ 0.45 $ 0.50 $ 1.64 $ 1.72 Normalized FFO $ 0.47 $ 0.60 $ 1.41 $ 1.81 AFFO $ 0.46 $ 0.54 $ 1.63 $ 1.68 Normalized AFFO $ 0.47 $ 0.55 $ 1.39 $ 1.69 Weighted average number of common shares outstanding, diluted: Net income, FFO and Normalized FFO 191,952,389 178,941,213 184,698,411 178,729,853 AFFO and Normalized AFFO 192,590,320 179,469,883 185,480,674 179,428,243 (1) For FFO, the three and nine months ended September 30, 2019 include $1.5 million and $1.4 million, respectively, of write-offs related to straight-line rent receivables. The nine months ended September 30, 2019 also includes $1.0 million of incremental interest expense related to the redemption of the 2021 Notes. For AFFO, the nine months ended September 30, 2019 also includes $5.9 million of write-offs related to above/below market rent intangibles. For FFO, the three and nine months ended September 30, 2018 include $6.3 million of acceleration of above market lease intangible amortization. The nine months ended September 30, 2018 also includes $5.5 million of capitalized issuance costs written off as a result of the preferred stock redemption and a contingency fee of $2.0 million earned during the period related to a legacy CCP investment. In addition, other normalizing items for FFO include un-reimbursed triple-net operating expenses and CCP merger and transition costs, and other normalizing items for AFFO include un-reimbursed triple-net operating expenses and CCP transition costs. 24 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

FINANCIAL INFORMATION Components of Net Asset Value (NAV) We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 321,248 Senior Housing - Leased 50,678 Senior Housing - Managed — Wholly-Owned 49,707 Senior Housing - Managed — Sabra’s share of unconsolidated joint venture 40,461 Specialty Hospitals and Other 51,458 Annualized Cash NOI (excluding loans receivable and other investments) $ 513,552 Obligations Dollars in thousands Secured debt (1) $ 115,370 Unsecured senior notes (1)(2) 1,100,000 Revolving credit facility (2) 200,000 Term loans (1) 1,194,400 Sabra’s share of unconsolidated joint venture debt (3) 375,960 Total Debt 2,985,730 Add (less): Cash and cash equivalents and restricted cash (39,662) Sabra’s share of unconsolidated joint venture cash and cash equivalents and restricted cash (4) (10,991) Accounts payable and accrued liabilities (5) 92,168 Net obligations $ 3,027,245 Other Assets Dollars in thousands Loans receivable and other investments, net $ 108,242 Accounts receivable, prepaid expenses and other assets, net (5) 37,831 Total other assets $ 146,073 Common Shares Outstanding Total shares 193,696,901 (1) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (2) Subsequent to September 30, 2019, we issued $350.0 million of 3.90% senior unsecured notes due 2029 and used the net proceeds to redeem $200.0 million of 5.375% senior unsecured notes due 2023 and repay amounts outstanding under the revolving credit facility. (3) Represents Sabra’s 49% share of unconsolidated Enlivant joint venture’s debt. (4) Represents Sabra’s 49% share of unconsolidated Enlivant joint venture’s cash and cash equivalents and restricted cash. (5) Includes balances that impact cash or NOI and excludes non-cash items. 25 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward- looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including among others, the following: our dependence on the operating success of our tenants; the potential variability of our reported rental and related revenues following the adoption of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs (“Topic 842”) on January 1, 2019; operational risks with respect to our Senior Housing - Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the potential phasing out of the London Interbank Offered Rate (“LIBOR”) benchmark after 2021; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”); changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities.  Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018 and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations attributable to common stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. Tenant and Borrower Information This supplement includes information regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports file or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com. 26 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non- GAAP supplemental measure of operating performance. Ancillary Supported Tenant A tenant, or one of its affiliates, that owns an ancillary business that depends on providing services to the residents of the properties leased by the affiliated operating company (Sabra’s tenant) for a meaningful part of the ancillary business's profitability and has below market EBITDAR coverage. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are net of repositioning reserves, if applicable. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s condensed consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s condensed consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDAR  Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for a particular facility accruing to the operator/tenant of the property (not the Company) for the period presented. EBITDAR includes an imputed management fee of 5.0% of revenues for Skilled Nursing/Transitional Care facilities and Senior Housing - Leased communities and an imputed management fee of 2.5% of revenues for Specialty Hospitals and Other facilities. The Company uses EBITDAR in determining EBITDAR Coverage. EBITDAR has limitations as an analytical tool. EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDAR does not represent a property's net income or cash flow from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDAR as a supplemental measure of the ability of the Company's operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDAR Coverage  Represents the ratio of EBITDAR to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDAR Coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/ tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. EBITDAR Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis and one legacy CCP tenant), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. The usefulness of EBITDARM is limited by the same factors that limit the usefulness of EBITDAR. Together with EBITDAR, the Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure. 27 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

APPENDIX Reporting Definitions EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis and one legacy CCP tenant), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. Fixed Charge Coverage Ratio EBITDAR (including adjustments for one-time and pro forma items) for the period indicated (one quarter in arrears) for all operations of any entities that guarantee the tenants’ lease obligations to the Company divided by the same period cash rent expense, interest expense and mandatory principal payments for operations of any entity that guarantees the tenants’ lease obligation to the Company. Fixed Charge Coverage is a supplemental measure of a guarantor’s ability to meet the operator’s/tenant’s cash rent and other obligations to the Company should the operator/tenant be unable to do so itself. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. Fixed Charge Coverage is calculated by the Company as described above based on information provided by guarantors without independent verification by the Company and may differ from similar metrics calculated by the guarantors. Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”)*  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Investment also includes the Company’s pro rata share of the real estate assets held in the Company’s unconsolidated joint venture. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Operating Income (“NOI”)*   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income. 28 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019

APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company’s unconsolidated joint venture is weighted to reflect the Company’s pro rata share. REVPOR REVPOR represents the average revenues generated per occupied room per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues divided by average monthly occupied room days. REVPOR includes only Stabilized Facilities. REVPOR for the Company’s unconsolidated joint venture is weighted to reflect the Company’s pro rata share. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre- stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being sold pursuant to the Company’s CCP portfolio repositioning, (iv) facilities being transitioned to a new operator, (v) facilities being transitioned from leased by the Company to being operated by the Company and (vi) facilities acquired during the three months preceding the period presented. Total Debt Consolidated Debt plus the Company’s pro rata share of the principal balances of the debt of the Company’s unconsolidated joint venture. Total Debt, Net Consolidated Debt, Net plus the Company’s pro rata share of the carrying amount of the debt of the Company’s unconsolidated joint venture. Total Enterprise Value Consolidated Enterprise Value plus the Company’s pro rata share of the principal balances of the debt of the Company’s unconsolidated joint venture. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. 29 SABRA 3Q 2019 SUPPLEMENTAL INFORMATION September 30, 2019